Exhibit 99.2

BUNKER HILL MINING INTERCEPTS NEAR SURFACE, HIGH-GRADE SILVER

TORONTO, Feb. 26, 2021 – Bunker Hill Mining Corp. (the “Company”) (CSE: BNKR) is pleased to report that it has intercepted high grade silver mineralization in the UTZ area of the Bunker Hill Mine, with a silver equivalent grade of 1,206 g/t AgEq as detailed in Table 1 below. This area is near surface, in close proximity to existing infrastructure, and located within a larger mineralized zone which was historically thought to not contain high-grade silver.

Table 1 below: High grade silver intercept Hole 7056

From	To	Drilled (M)	Recovered (M)	AgEq	g/t Ag	%Pb	%Zn
54.6	55.8	1.2	0.46*	1205.6	1195	0.3	0.1

59.7	60.6	0.9	0.9	604	562	1.2	0.1

*An intercept of high-grade silver was intersected while drilling through a fault on the 05-1 level in the UTZ. Due to poor recovery and for QA/QC purposes, the Company chose to report assay results based only on recovered footage. Drilled footage is NOT the reported width of the intercept. Numbers in the above table are based on the 0.46 M of recovered material instead of the 1.2 M drilled. Reported widths are intercepted ore lengths and not true widths, as relationships with intercepted structures and contacts vary. Prices used to calculate Ag and Zn Eq are as follows: Zn=$1.16/lb, Pb=$0.92/lb, Ag=$20/oz.

Sam Ash, CEO of Bunker Hill Mining, stated: “The presence of high-grade silver in the upper areas of the Bunker Hill Mine is very encouraging. Furthermore, it is within the PEA study area and has the potential to be mined within Phase 1 of our restart program, which could allow us to immediately crystalize the value. Analysis is underway to follow up and further explore for nearby high-grade silver mineralization.”

The Preliminary Economic Assessment (“PEA”) to assess the rapid restart program remains on track for completion in early Q2-2021.

Figure 1: Silver Intercept Drilling Exploration – Cross Section

DRILL : AGEQ_G
DRILL : AGEQ_G
-1.50 <= < 2.00
2.00 <= < 5.00
5.00 <= < 30.00
30.00 <= < 60.00
60.00 <= < 90.00
90.00 <= < 160.00
160.00 <= < 320.00
320.00 <= < 9999.00
7055
Bunker Hill
5 Level Stopes
LiDAR Survey
7059
7003
7008
7007
Previously Reported
Drill Holes
Cherry Raise
7056
Hole 7056
(Previously Reported)
4.3-5.8 m @
312.4 g/t AgEq
(81 g/t Ag, 6.1 % Pb, 1.0 % Zn)
Hole 7056
54.6-55.8 m @
1205.6 g/t AgEq
(1,195 g/t Ag, 0.3 % Pb, 0.1 % Zn)
and
59.7-60.6 m @
604 g/t AgEq
(562 g/t Ag, 1.2 % Pb, 0.1 % Zn)
N
W
E
S
90
-90
Bearing:138
Dip:-7

Technical Information

The diamond drilling program used HQ-size core. Bunker Hill followed standard QA/QC practices to ensure the integrity of the core and sample preparation through to delivery of the samples to the assay lab. The drill core was stored in a secure facility, photographed, logged and sampled based on lithologic and mineralogical interpretations. Standards of certified reference materials, field duplicates and blanks were inserted as samples shipped with the core samples to the lab.

ALS Global was used to provide analytical services and all results comply with both NI 43-101 and industry standards. ALS Global holds an industry standard ISO 17025 accreditation, specifying general requirements for laboratory performance.

The Company advises that it does not propose to base its production decision on a feasibility study of mineral reserves, demonstrating economic and technical viability, and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit. Historically, such projects have a higher risk of economic and technical failure. There is no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved. The Company further cautions that a PEA is preliminary in nature. No mining study has been completed. Mineral resources are not mineral reserves and do not have demonstrated economic viability. There is no certainty that the PEA will be realized.

Qualified Person

Mr. Scott E. Wilson, CPG, President of Resource Development Associates Inc. and a consultant to the Company, is an Independent “Qualified Person” as defined by NI 43-101 and is acting at the Qualified Person for the Company. He has reviewed and approved the technical information summarized in this news release.

About Bunker Hill Mining Corp.

Bunker Hill Mining Corp. has an option to acquire 100% of all saleable assets at the Bunker Hill Mine. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR and EDGAR databases.

For additional information contact:

Sam Ash, President and Chief Executive Officer

+1 208 786 6999

sa@bunkerhillmining.com

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations. Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, or “plan”. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Although these statements are based on information currently available to the Company, the Company provides no assurance that actual results will meet management’s expectations. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. Forward looking information in this news release includes, but is not limited to, the Company’s intentions regarding its objectives, goals or future plans and statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to: the ability to predict and counteract the effects of COVID-19 on the business of the Company, including but not limited to the effects of COVID-19 on the price of commodities, capital market conditions, restriction on labour and international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the inability to complete a feasibility study which recommends a production decision; the preliminary nature of metallurgical test results; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine Complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s public documents filed on SEDAR. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Cautionary Note to United States Investors Concerning Estimates of Measured, Indicated and Inferred Resources

This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been disclosed in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy, and Petroleum Definition Standards on Mineral Resources and Mineral Reserves. NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian disclosure standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (“SEC”), and resource and reserve information contained in this press release may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term “resource” does not equate to the term “reserves”. Under U.S. standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC’s disclosure standards normally do not permit the inclusion of information concerning “measured mineral resources”, “indicated mineral resources” or “inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. U.S. investors should also understand that “inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category. Investors are cautioned not to assume that all or any part of an “inferred mineral resource” exists or is economically or legally mineable. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for disclosure of “reserves” are also not the same as those of the SEC, and reserves disclosed by the Company in accordance with NI 43-101 may not qualify as “reserves” under SEC standards. Accordingly, information concerning mineral deposits contained in our website may not be comparable with information made public by companies that report in accordance with U.S. standards.